SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 12, 2003

FIRST HORIZON PHARMACEUTICAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-30123	58-2004779
(Commission File Number)	(I.R.S. Employer Identification No.)

6195 Shiloh Road, Alpharetta, Georgia	30005
(Address of Principal Executive Offices	(Zip Code)

(770) 442-9707
(Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements and Exhibits

(c)	Exhibits:

99.1	Press release dated August 12, 2003, announcing financial results for the quarter ended June 30, 2003

Item 9. Regulation FD Disclosure (Including Item 12 Information)

        On August 12, 2003, First Horizon Pharmaceutical Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2003. This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be duly signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON PHARMACEUTICAL CORPORATION
By: /s/ Darrell Borne Darrell Borne, Chief Financial Officer, Treasurer and Secretary

Dated: August 12, 2003

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